Exhibit 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Company’s Chief Financial Officer certifies as follows:

(a)	This report on Form 10-KSB fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

(b)	The information contained in this Report on Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 29, 2005	/s/ Cynthia A. Sabol
Cynthia A. Sabol
Executive Vice President &
Chief Financial Officer
(Principal Financial Officer)

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